UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009

4309, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51885	26-0645969
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 E. Baseline Road,
Suite 101
Mesa, AZ 85206
 (Address of principal executive offices)

(480) 626-0039
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer, Chief Financial Officer, President and Director

Effective August 28, 2009, Mr. Paul Poetter resigned as the Chief Executive Officer, Chief Financial Officer, President and as a Director of 4309, Inc. (the “Company”).  Mr. Poetter’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Effective August 28, 2009, Mr. Richard Savchenko resigned as the Secretary and Vice-President of the Company.  Mr. Savchenko’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 28, 2009		4309, INC.

	By:	/s/ Paul Poetter
Paul Poetter President